EXHIBIT 99

                        Collateral Stratification Report
                                    MALT03_4


--------------------------------------------------------------------------------
Product Type                                  COUNT                UPB         %
--------------------------------------------------------------------------------
Fixed                                           260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------
Total:                                          260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                              COUNT                UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                               18        $691,214.35     1.34%
$50,000.01 - $100,000.00                         64       4,856,796.35      9.44
$100,000.01 - $150,000.00                        59       7,153,984.18     13.90
$150,000.01 - $200,000.00                        33       5,653,482.39     10.98
$200,000.01 - $250,000.00                        27       6,127,696.44     11.90
$250,000.01 - $300,000.00                        17       4,734,415.82      9.20
$300,000.01 - $350,000.00                        12       3,851,896.10      7.48
$350,000.01 - $400,000.00                         7       2,657,353.36      5.16
$400,000.01 - $450,000.00                         4       1,677,652.76      3.26
$500,000.01 - $550,000.00                         5       2,607,893.88      5.07
$550,000.01 - $600,000.00                         2       1,184,846.04      2.30
$600,000.01 - $650,000.00                         3       1,908,090.16      3.71
$650,000.01 - $700,000.00                         1         679,428.71      1.32
$700,000.01 - $750,000.00                         1         716,230.44      1.39
$800,000.01 - $850,000.00                         1         824,402.89      1.60
$850,000.01 - $900,000.00                         2       1,767,500.00      3.43
$950,000.01 - $1,000,000.00                       3       2,953,070.56      5.74
$1,000,000.01 >=                                  1       1,430,000.00      2.78
--------------------------------------------------------------------------------
Total:                                          260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------
Minimum: $20,000.00
Maximum: $1,430,000.00
Average: $198,230.30
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                                COUNT                UPB         %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                             201     $24,483,173.71    47.56%
$250,000.01 - $300,000.00                        18       5,034,334.75      9.78
$300,000.01 - $350,000.00                        11       3,551,977.17      6.90
$350,000.01 - $400,000.00                         7       2,657,353.36      5.16
$400,000.01 - $450,000.00                         4       1,677,652.76      3.26
$500,000.01 - $550,000.00                         5       2,607,893.88      5.07
$550,000.01 - $600,000.00                         2       1,184,846.04      2.30
$600,000.01 - $650,000.00                         3       1,908,090.16      3.71
$650,000.01 - $700,000.00                         1         679,428.71      1.32
$700,000.01 - $750,000.00                         1         716,230.44      1.39
$800,000.01 - $850,000.00                         1         824,402.89      1.60
$850,000.01 - $900,000.00                         2       1,767,500.00      3.43
$950,000.01 - $1,000,000.00                       3       2,953,070.56      5.74
$1,000,000.01 >=                                  1       1,430,000.00      2.78
--------------------------------------------------------------------------------
Total:                                          260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------
Minimum: $19,981.91
Maximum: $1,430,000.00
Average: $197,984.44
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                    COUNT                UPB         %
--------------------------------------------------------------------------------
6.001% - 6.250%                                   3      $1,317,198.74     2.56%
6.251% - 6.500%                                  26       5,858,656.69     11.38
6.501% - 6.750%                                  47      12,646,661.99     24.57
6.751% - 7.000%                                  50      10,644,644.80     20.68
7.001% - 7.250%                                  31       5,370,046.30     10.43
7.251% - 7.500%                                  32       5,323,527.96     10.34
7.501% - 7.750%                                  13       2,715,739.74      5.28
7.751% - 8.000%                                  14       2,267,291.50      4.40
8.001% - 8.250%                                  10       1,527,225.06      2.97
8.251% - 8.500%                                   6         996,939.07      1.94
8.501% - 8.750%                                   5         635,528.77      1.23
8.751% - 9.000%                                   9         730,663.72      1.42
9.001% - 9.250%                                   4         250,269.77      0.49
9.251% - 9.500%                                   3         497,796.21      0.97
9.501% - 9.750%                                   3         203,539.99      0.40
9.751% - 10.000%                                  2         140,092.42      0.27
10.251% - 10.500%                                 2         350,131.70      0.68
--------------------------------------------------------------------------------
Total:                                          260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------
Minimum: 6.250%
Maximum: 10.430%
Weighted Average: 7.152%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               APR 29, 2003 16:25                    Page 1 of 5

                        Collateral Stratification Report
                                    MALT03_4


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Net Rate                                      COUNT                UPB         %
--------------------------------------------------------------------------------
5.751% - 6.000%                                   3      $1,317,198.74     2.56%
6.001% - 6.250%                                  28       5,985,911.43     11.63
6.251% - 6.500%                                  48      12,709,616.35     24.69
6.501% - 6.750%                                  51      10,934,492.59     21.24
6.751% - 7.000%                                  35       5,519,644.81     10.72
7.001% - 7.250%                                  34       5,480,380.17     10.65
7.251% - 7.500%                                  16       2,934,912.68      5.70
7.501% - 7.750%                                  16       2,437,501.62      4.74
7.751% - 8.000%                                  13       1,718,221.61      3.34
8.001% - 8.250%                                   4         803,341.80      1.56
8.251% - 8.500%                                   4         565,336.37      1.10
8.501% - 8.750%                                   1         114,673.86      0.22
9.001% - 9.250%                                   3         661,352.10      1.28
9.251% - 9.500%                                   2         153,277.88      0.30
9.501% - 9.750%                                   2         140,092.42      0.27
--------------------------------------------------------------------------------
Total:                                          260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------
Minimum: 6.000%
Maximum: 9.750%
Weighted Average: 6.851%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                     COUNT                UPB         %
--------------------------------------------------------------------------------
360 - 360                                       260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------
Total:                                          260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity             COUNT                UPB         %
--------------------------------------------------------------------------------
301 - 359                                       253     $47,510,566.43    92.30%
360 - 360                                         7       3,965,388.00      7.70
--------------------------------------------------------------------------------
Total:                                          260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------
Minimum: 350
Maximum: 360
Weighted Average:    358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                      COUNT               UPB         %
--------------------------------------------------------------------------------
<= 0                                               7     $3,965,388.00     7.70%
1 - 1                                            185     34,068,769.43     66.18
2 - 2                                             34      6,204,147.93     12.05
3 - 3                                             11      2,224,030.49      4.32
4 - 4                                              9      2,617,987.59      5.09
5 - 5                                              3        634,950.14      1.23
6 - 6                                              3        443,832.08      0.86
7 - 12                                             8      1,316,848.77      2.56
--------------------------------------------------------------------------------
Total:                                           260    $51,475,954.43   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 10
Weighted Average: 2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                   COUNT                UPB         %
--------------------------------------------------------------------------------
0 - 0                                             1         $89,123.15     0.17%
580 - 589                                         1         250,000.00      0.49
600 - 609                                         1         280,000.00      0.54
610 - 619                                         1         276,037.94      0.54
620 - 629                                        18       3,728,381.53      7.24
630 - 639                                        10       2,002,399.89      3.89
640 - 649                                        14       4,902,876.05      9.52
650 - 659                                        17       3,256,661.36      6.33
660 - 669                                        28       4,764,025.21      9.25
670 - 679                                        19       2,807,171.28      5.45
680 - 689                                        23       4,713,141.28      9.16
690 - 699                                        16       5,240,532.88     10.18
700 - 709                                        22       2,632,154.15      5.11
710 - 719                                        18       2,438,686.18      4.74
720 - 729                                        17       2,552,144.08      4.96
730 - 739                                        12       3,098,736.64      6.02
740 - 749                                        15       2,663,514.38      5.17
750 - 759                                         9       1,617,775.46      3.14
760 - 769                                         4       1,614,594.80      3.14
770 - 779                                        10       1,570,798.04      3.05
780 - 789                                         1         531,519.07      1.03
790 - 799                                         2         251,342.04      0.49
800 - 809                                         1         194,339.02      0.38
--------------------------------------------------------------------------------
Total:                                          260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 800
Weighted Average: 690
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               APR 29, 2003 16:25                    Page 2 of 5

                        Collateral Stratification Report
                                    MALT03_4


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Loan To Value Ratio                           COUNT                UPB         %
--------------------------------------------------------------------------------
30.01% - 35.00%                                   1        $890,000.00     1.73%
40.01% - 45.00%                                   1         244,778.51      0.48
45.01% - 50.00%                                   2         269,760.25      0.52
50.01% - 55.00%                                   4         957,609.60      1.86
55.01% - 60.00%                                   6       1,596,302.70      3.10
60.01% - 65.00%                                   5       2,938,536.68      5.71
65.01% - 70.00%                                  24       9,070,196.33     17.62
70.01% - 75.00%                                  27       5,618,902.87     10.92
75.01% - 80.00%                                  93      17,527,543.40     34.05
80.01% - 85.00%                                   8       1,247,443.76      2.42
85.01% - 90.00%                                  49       6,234,219.34     12.11
90.01% - 95.00%                                  34       4,338,106.46      8.43
95.01% - 100.00%                                  6         542,554.53      1.05
--------------------------------------------------------------------------------
Total:                                          260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------
Minimum: 34.90%
Maximum: 100.00%
Weighted Average: 76.76%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                           COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                        79     $19,857,211.40    38.58%
6.001% - 11.000%                                  1         139,790.86      0.27
11.001% - 16.000%                                 6         547,474.58      1.06
16.001% - 21.000%                                 6         803,506.66      1.56
21.001% - 26.000%                                21       2,663,702.74      5.17
26.001% - 31.000%                                26       3,916,483.81      7.61
31.001% - 36.000%                                38       7,518,439.28     14.61
36.001% - 41.000%                                47       8,961,308.39     17.41
41.001% - 46.000%                                24       4,446,141.19      8.64
46.001% - 51.000%                                10       2,106,884.25      4.09
51.001% - 56.000%                                 1         114,903.38      0.22
76.001% - 81.000%                                 1         400,107.89      0.78
--------------------------------------------------------------------------------
Total:                                          260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 80.80%
Weighted Average: 35.70%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                      COUNT                UPB         %
--------------------------------------------------------------------------------
California                                       80     $24,867,641.64    48.31%
Florida                                          83      10,767,784.82     20.92
Hawaii                                            8       1,954,945.79      3.80
Arizona                                          12       1,787,397.59      3.47
New York                                          6       1,520,160.50      2.95
Massachusetts                                     4       1,381,402.87      2.68
Texas                                             7       1,323,876.53      2.57
Oregon                                            6       1,224,313.36      2.38
Washington                                        7       1,110,464.90      2.16
Pennsylvania                                      7         909,397.77      1.77
Colorado                                          2         741,252.38      1.44
Ohio                                              7         643,895.99      1.25
Utah                                              4         558,645.35      1.09
Nevada                                            3         419,027.87      0.81
Indiana                                           7         404,193.32      0.79
Maryland                                          2         355,654.06      0.69
Connecticut                                       3         314,970.64      0.61
Tennessee                                         3         240,193.41      0.47
Delaware                                          1         216,558.76      0.42
Idaho                                             2         160,534.26      0.31
Virginia                                          1         139,898.66      0.27
Kentucky                                          1         124,795.06      0.24
Illinois                                          1         112,700.47      0.22
Montana                                           1          96,443.33      0.19
Mississippi                                       1          59,947.06      0.12
Oklahoma                                          1          39,858.04      0.08
--------------------------------------------------------------------------------
Total:                                          260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                                COUNT                UPB         %
--------------------------------------------------------------------------------
North CA                                         31     $11,324,431.29    22.00%
South CA                                         49      13,543,210.35     26.31
States Not CA                                   180      26,608,312.79     51.69
--------------------------------------------------------------------------------
Total:                                          260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               APR 29, 2003 16:25                    Page 3 of 5

                        Collateral Stratification Report
                                    MALT03_4


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Zip Code Concentration                         COUNT               UPB         %
--------------------------------------------------------------------------------
94025                                              1     $1,430,000.00     2.78%
95037                                              1      1,000,000.00      1.94
92675                                              1        979,135.37      1.90
92037                                              1        973,935.19      1.89
90265                                              1        890,000.00      1.73
Other                                            255     46,202,883.87     89.76
--------------------------------------------------------------------------------
Total:                                           260    $51,475,954.43   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                                   COUNT               UPB         %
--------------------------------------------------------------------------------
Cash Out Refi                                     95    $24,776,405.50    48.13%
Purchase                                         130     19,775,171.74     38.42
Rate/Term Refi                                    34      6,740,863.54     13.10
Refi                                               1        183,513.65      0.36
--------------------------------------------------------------------------------
Total:                                           260    $51,475,954.43   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                                  COUNT               UPB         %
--------------------------------------------------------------------------------
NIV                                               96    $16,099,178.81    31.28%
Stated Income                                     42     10,652,969.19     20.70
Reduced                                           16      6,589,957.56     12.80
No Income, No Asset                               21      5,716,587.52     11.11
No Doc                                            36      5,594,496.41     10.87
Full                                              37      3,778,456.06      7.34
Asset Verification                                 7      1,798,419.64      3.49
No Income/No Ratio                                 4        990,565.07      1.92
Reduced Doc/No Ratio                               1        255,324.17      0.50
--------------------------------------------------------------------------------
Total:                                           260    $51,475,954.43   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                 COUNT                UPB         %
--------------------------------------------------------------------------------
1-Family                                        150     $31,825,641.41    61.83%
PUD                                              20       4,323,367.35      8.40
4-Family                                         14       3,827,939.19      7.44
2-Family                                         18       3,367,892.79      6.54
3-Family                                         10       2,568,510.99      4.99
Condo                                            12       1,703,331.13      3.31
Condo < 5 Floors                                 12       1,027,738.92      2.00
Single Family Attached                            7         998,926.35      1.94
PUD (Attached)                                    7         807,693.73      1.57
Mfctrd Housing                                    7         747,325.13      1.45
High-rise Condo                                   3         277,587.44      0.54
--------------------------------------------------------------------------------
Total:                                          260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                      COUNT               UPB         %
--------------------------------------------------------------------------------
Primary                                          163    $35,380,391.18    68.73%
Investor                                          93     14,976,322.95     29.09
Secondary                                          4      1,119,240.30      2.17
--------------------------------------------------------------------------------
Total:                                           260    $51,475,954.43   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty                            COUNT               UPB          %
--------------------------------------------------------------------------------
12                                                3       $781,417.77      1.52%
24                                                2        530,000.00       1.03
36                                               46      4,985,721.54       9.69
6                                                14      4,719,065.73       9.17
60                                              195     40,459,749.39      78.60
--------------------------------------------------------------------------------
Total:                                          260    $51,475,954.43    100.00%
--------------------------------------------------------------------------------
wa TERM: 51.626
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                  COUNT                UPB         %
--------------------------------------------------------------------------------
N                                               260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------
Total:                                          260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               APR 29, 2003 16:25                    Page 4 of 5

                        Collateral Stratification Report
                                    MALT03_4


--------------------------------------------------------------------------------
Mortgage Ins.                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Curr LTV < 80%                                  163     $39,113,630.34    75.98%
GEMIC                                             1          98,809.30      0.19
Lender Paid                                      27       2,203,339.16      4.28
MGIC                                              5         922,153.11      1.79
None                                              1         103,351.78      0.20
None                                              2         143,626.48      0.28
PMI Mortgage Insurance                            1         123,843.28      0.24
Radian                                           56       8,256,485.52     16.04
Republic Mortgage                                 1         143,761.12      0.28
Res. Mtg. Ins. Company                            1         131,689.92      0.26
Triad Guaranty Insurance                          1         107,391.60      0.21
United Guaranty                                   1         127,872.82      0.25
--------------------------------------------------------------------------------
Total:                                          260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.28%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FNMA FLAG                                     COUNT                UPB         %
--------------------------------------------------------------------------------
Conforming                                      232     $34,410,145.33    66.85%
Non Conforming                                   28      17,065,809.10     33.15
--------------------------------------------------------------------------------
Total:                                          260     $51,475,954.43   100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               APR 29, 2003 16:25                    Page 5 of 5